Exhibit 10.3

SUBORDINATION AGREEMENT

(Virtuix Holdings Inc.)

This Subordination Agreement (this “Agreement”), dated as of July 15, 2024, is among each of the undersigned persons and entities (each a “Junior Lender” and collectively, the “Junior Lenders”), on the one hand, and Venture Lending & Leasing IX, Inc. (“VLL9”) and WTI Fund X, Inc. (“Fund X” together with VLL9, the “Senior Lenders” and each a “Senior Lender”), on the other hand.

Recitals

A. Each Junior Lender is interested in the financial success of Virtuix Holdings Inc., a Delaware corporation (“Debtor”), and acknowledges that each Senior Lender has entered into certain financing arrangements with Debtor and Debtor’s subsidiaries, Virtuix Inc., Virtuix Manufacturing Limited, Virtuix Manufacturing Taiwan Ltd., and Virtuix Arabia LLC (each, a “Subsidiary” and together, the “Subsidiaries”), including the Loan Agreement (as defined below). Each Junior Lender has advanced or desires to advance certain funds to Debtor to purchase a Subordinated Note (as defined below).

B. Each Junior Lender agrees that the financing arrangements between the Senior Lenders and Debtor and Subsidiaries are in Debtor’s and such Junior Lender’s best interests and, in order to enable Debtor to issue the Subordinated Notes to the Junior Lenders in compliance with Debtor’s and Subsidiaries’ covenants to the Senior Lenders under the Loan Agreement, each Junior Lender agrees as follows:

1. The term “Obligations” is used in this Agreement in its broadest and most comprehensive sense and shall mean all present and future indebtedness of Debtor and Subsidiaries which may be, from time to time, incurred by Debtor and Subsidiaries, including, but not limited to, any negotiable instruments evidencing the same, all guaranties, debts, demands, monies, indebtedness, liabilities and obligations owed or to become owing, including interest, principal, costs, and other charges, and all claims, rights, causes of action, judgments, decrees, remedies, or other obligations of any kind whatsoever and howsoever arising, whether voluntary, involuntary, absolute, contingent, direct, indirect, or by operation of law.

2. The term “Junior Lender Obligations” shall mean all Obligations owing at any time by Debtor to the Junior Lenders, including, without limitation, Obligations pursuant to those certain Subordinated Promissory Notes (as the same may be amended, supplemented, extended, renewed or otherwise modified from time to time, each individually, a “Subordinated Note” and collectively, the “Subordinated Notes”) issued from time to time pursuant to the NPA (as defined below), and any agreement or instrument made in connection therewith (other than any warrant or shares in the capital stock of Debtor issued to any Junior Lender), including, without limitation, that certain Note Purchase Agreement, dated as of July 15, 2024, among Debtor and the Junior Lenders (as the same may be amended, supplemented, extended, renewed or otherwise modified from time to time, the “NPA”). Notwithstanding anything provided for herein, the definition of Junior Lender Obligations shall not include or apply, in any respect, to (i) the conversion of any Subordinated Note into shares in the capital stock of Debtor or any term of such conversion, or the exercise or conversion of any warrant issued to a Junior Lender pursuant to the aforesaid NPA, (ii) any rights or remedies of any Junior Lender as a stockholder of Debtor or any exercise thereof, or (iii) any dividends or payments made by Debtor and received by any Junior Lender, in its capacity as a stockholder of Debtor, to the extent that such dividend or payment is permitted under that certain Loan and Security Agreement, dated as of April 27, 2022, among Debtor and Subsidiaries, as borrowers, and Senior Lenders, as lenders, or any of the Loan Documents (as defined therein) executed and delivered in connection therewith, or any amendment, supplement, modification, extension or restatement thereof (as the same has been and may be amended, supplemented, modified, extended, renewed or otherwise modified from time to time, collectively, the “Loan Agreement”).

3. The Junior Lender Obligations are hereby subordinated in right of payment and lien priority and subject, in the manner and to the extent described below, to any and all Obligations owed by Debtor and Subsidiaries to the Senior Lenders pursuant to the Loan Agreement and the Obligations thereunder (collectively, “Senior Lender Obligations”), so long as any Senior Lender Obligations shall remain unpaid, in whole or in part, or any Senior Lender is committed or otherwise obligated to extend credit to Debtor under the Loan Agreement. Notwithstanding anything provided for herein, the definition of Senior Lender Obligations shall not include or apply, in any respect, to (i) the exercise or conversion of any warrant issued by Debtor pursuant to the Loan Agreement, (ii) any rights or remedies of any Senior Lender (or the parent company thereof) as a stockholder, warrant holder or security holder of Debtor or any exercise thereof, or (iii) any dividends or payments made by Debtor and received by a Senior Lender (or the parent company thereof), in its capacity as a stockholder of Debtor.

4. So long as any of the Senior Lender Obligations remain unpaid, in whole or in part, or so long as any Senior Lender is committed or otherwise obligated to extend credit to Debtor and Subsidiaries under the Loan Agreement, each Junior Lender agrees that such Junior Lender shall not: (i) collect, or receive payment upon, by setoff or in any other manner, all or any portion of the Junior Lender Obligations now or hereafter existing; (ii) sell, assign, transfer, pledge, or give a security interest in the Junior Lender Obligations (except subject expressly to this Agreement); (iii) enforce or apply any security, now or hereafter existing for the Junior Lender Obligations; (iv) commence, prosecute or participate in any administrative, legal, or equitable action against Debtor concerning the Junior Lender Obligations; (v) join in any petition for bankruptcy, assignment for the benefit of creditors, or creditors’ agreement; (vi) take, maintain or enforce any lien or security, which is senior to the Senior Lenders’ interest, in any property, real or personal, to secure the Junior Lender Obligations; or (vii) incur any obligation to, or receive any loans, advances, dividends, payments of any kind or gifts from, Debtor with respect to the Junior Lender Obligations; provided, however, that this Section 4 shall not apply to (A) any filing by any Junior Lender of any proof of claim or any other similar filing or action to protect such Junior Lender’s rights in bankruptcy, or (B) any action by Debtor or any Junior Lender that results solely in the issuance and/or receipt of shares in the capital or other equity security of Debtor.

5. All Liens (as hereinafter defined) now or hereafter existing of the Junior Lenders in respect of the Junior Lender Obligations or in respect of any future Obligations of Debtor to the Junior Lenders shall be subject, subordinate and junior in all respects and at all times to the Liens now or hereafter existing of the Senior Lenders, regardless of the time or order of attachment or perfection of such Liens, the time or order of filing of financing statements or other instruments. “Liens” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the Uniform Commercial Code (“UCC”) or comparable law of any jurisdiction or country. Each Junior Lender hereby further covenants and agrees to execute and deliver to the Senior Lenders, promptly following a request therefor, appropriate UCC termination statements or partial releases, control agreement termination notices or other documents and instruments necessary to terminate or release any Lien with respect to any assets of Debtor and Subsidiaries being sold or otherwise disposed of by the Senior Lenders in connection with the liquidation of Debtor’s and Subsidiaries’ assets in accordance with the terms of this Agreement and the Loan Agreement.

6. All of the Senior Lender Obligations now or hereafter existing shall be first paid by Debtor and Subsidiaries before any payment shall be made by Debtor on the Junior Lender Obligations. This priority of payment shall apply at all times until all of the Senior Lender Obligations have been repaid in full. In the event of any assignment by Debtor or Subsidiaries for the benefit of Debtor’s or Subsidiaries’ creditors, any bankruptcy proceedings instituted by or against Debtor or Subsidiaries, the appointment of any receiver for Debtor or Debtor’s business or assets, or for Subsidiaries or Subsidiaries’ business, or its assets, or any dissolution or other winding up of the affairs of Debtor or of Debtor’s business, or for Subsidiaries or Subsidiaries’ business, and in all such cases, the officers of Debtor or Subsidiaries and any assignee, trustee in bankruptcy, receiver or other person or persons in charge, respectively, are hereby directed to pay to the Senior Lenders the full amount of the Senior Lender Obligations before making any payments to the Junior Lenders.

7. Each Junior Lender agrees that if part or all of the Junior Lender Obligations are evidenced, now or in the future, by any promissory notes, including the Subordinated Notes, or other debt instrument, such Junior Lender shall place or cause to be placed on its face a legend stating that the payment thereof is subject to the terms of this Agreement. Each Junior Lender agrees to mark all books of account in such manner as to indicate that payment thereof is subordinated pursuant to the terms of this Agreement. Each Junior Lender agrees to execute any recordable subordination agreements, financing statement amendments or other documents reasonably required by any Senior Lender to provide notice to others of this Agreement, and agrees to the recording of any such documents as such Senior Lender may reasonably require.

8. Each Junior Lender agrees that each Senior Lender shall have absolute power and discretion, without notice to such Junior Lender, to deal in any manner with the Senior Lender Obligations, including interest, costs and expenses payable by Debtor and Subsidiaries to such Senior Lender, and any security and guaranties therefor including, but not limited to, release, surrender, extension, renewal, acceleration, compromise, or substitution. Each Junior Lender hereby waives and agrees not to assert against any Senior Lender any rights which a guarantor or surety could exercise, but nothing in this Agreement shall constitute any Junior Lender a guarantor or surety. Each Junior Lender hereby waives the right, if any, to require that any Senior Lender marshal, or otherwise proceed to dispose of or foreclose upon, collateral that such Senior Lender may have in any manner or order.

9. If, at any time hereafter, a Senior Lender shall, in its own judgment, determine to discontinue the extension of credit to or on behalf of Debtor and Subsidiaries, such Senior Lender may do so (in accordance with the terms of the Loan Agreement). This Agreement, the obligations of the Junior Lenders owing to the Senior Lenders, and the Senior Lenders’ rights and privileges hereunder shall continue until payment in full of all of the Senior Lender Obligations notwithstanding any action or non-action by any Senior Lender with respect to the Senior Lender Obligations or with respect to any collateral therefor or any guaranties thereof.

10. Except as otherwise expressly agreed to herein, if any Junior Lender shall receive any payments, security interests, or other rights in any property of Debtor or Subsidiaries in violation of this Agreement, such payment or property shall be received by such Junior Lender in trust for the Senior Lenders and shall forthwith be delivered and transferred to the Senior Lenders.

11. Each Junior Lender represents and warrants that such Junior Lender has not previously subordinated the Junior Lender Obligations for the benefit of any other party, and agrees that any such subordinations hereafter executed shall be expressly made subject and subordinate to the terms of this Agreement. Each Junior Lender further warrants having established with Debtor adequate means of obtaining, on an ongoing basis, such information as such Junior Lender may require which may affect the ultimate satisfaction by Debtor of the Junior Lender Obligations. The Senior Lenders shall have no duty to provide any such information to such Junior Lender.

12. For so long as any of the Senior Lender Obligations remain unpaid, each Junior Lender irrevocably appoints each Senior Lender as such Junior Lender’s attorney-in-fact, and grants to each Senior Lender a power of attorney with full power of substitution, in the name of such Junior Lender or in the name of such Senior Lender, for the use and benefit of such Senior Lender, without notice to the Junior Lenders, to perform at such Senior Lender’s option the following acts in any bankruptcy, insolvency or similar proceeding involving Debtor or Subsidiaries: (a) to file the appropriate claim or claims in respect of the Junior Lender Obligations on behalf of any Junior Lender if such Junior Lender does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if such Senior Lender elects, in its sole discretion, to file such claim or claims; and (b) to accept or reject any plan of reorganization or arrangement for such Junior Lender and vote such Junior Lender’s claims in respect of the Junior Lender Obligations in any way such Senior Lender deems appropriate for the enforcement of such Senior Lender’s rights under this Agreement; provided, however, that such rights shall automatically terminate in the event that the Senior Lender Obligations are discharged in whole.

13. This Agreement shall be binding upon the successors and assigns of the Junior Lenders, and shall inure to the benefit of the respective successors and assigns of the Senior Lenders. THE SENIOR LENDERS AND THE JUNIOR LENDERS ACKNOWLEDGE AND AGREE THAT IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE TERMS OF THIS AGREEMENT, ON THE ONE HAND, AND THE TERMS OF THE NPA, THE SUBORDINATED NOTES OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE JUNIOR LENDER OBLIGATIONS, ON THE OTHER HAND, THE TERMS OF THIS AGREEMENT SHALL CONTROL.

14. This Agreement and all rights and liabilities of the parties hereto shall be governed as to validity, interpretation, enforcement and effect by the laws of the State of California without regard to its conflicts of laws principles. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Agreement may be executed by electronic signatures. The Junior Lenders and the Senior Lenders expressly agree to conduct the transactions contemplated by this Agreement by electronic means (including, without limitation, with respect to the execution, delivery, storage and transfer of this Agreement by electronic means and to the enforceability of electronic documents). Delivery of an executed signature page to this Agreement by facsimile or other electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

15. In the event of any dispute under this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs whether or not suit is brought.

16. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Senior Lenders and the Junior Lenders who hold at least fifty percent (50%) of the outstanding aggregate indebtedness under the Subordinated Notes. Any amendment or waiver effected in accordance with this Section 16 shall be binding upon each Senior Lender, each Junior Lender and Debtor. Notwithstanding anything herein to the contrary, if additional parties purchase Subordinated Notes pursuant to the NPA, as amended from time to time, then each such additional party shall become a party to this Agreement as a “Junior Lender” hereunder, without the need for any consent, approval or signature of any Junior Lender hereunder when such additional party has executed a counterpart signature page to this Agreement as a “Junior Lender.”

17. Subject to the execution and delivery of this Agreement by the Senior Lenders, the Junior Lenders and Debtor, each Senior Lender hereby (i) authorizes, consents to, ratifies and approves Debtor’s execution and delivery of all documents pursuant to the Junior Lender Obligations, including the Subordinated Notes and NPA, any warrants issued to the Junior Lenders in connection with the issuance of the Subordinated Notes, any Liens granted to or in favor of the Junior Lenders, and all actions of Debtor in connection with the Junior Lender Obligations and Debtor’s entering into the transactions contemplated by the Junior Lender Obligations and (ii) agrees that the Junior Lender Obligations shall be Subordinated Debt (as such term is defined in the Loan Agreement) permitted under Section 6.1 of Loan Agreement.

[Remainder of this page intentionally left blank; signature pages follow]

[Signature page to Subordination Agreement – Virtuix Holdings Inc.]

IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be executed as of the date first above written.

SENIOR LENDERS:

VENTURE LENDING & LEASING IX, INC.

By
Name:
Title:

WTI FUND X, INC.

By
Name:
Title:

[Signature pages of Junior Lenders follow]

OMNIBUS SIGNATURE PAGE TO

VIRTUIX HOLDINGS INC.

SUBORDINATION AGREEMENT

The undersigned hereby executes and delivers the Subordination Agreement (the “Agreement”) to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in such Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Legal Name of Junior Lender: _______________________

Signature of Individual Signing on behalf of Junior Lender: _______________________

Print Name: ___________________

Title: ________________________

Address of Junior Lender:
___________________________________
___________________________________

Phone: _____________________________________________

Email: ______________________________________________

Acknowledgment and Consent of Debtor

The undersigned, being the Debtor named in the foregoing Agreement, hereby accepts and consents to such Agreement, and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to the Senior Lenders and to pay its Obligations only in accordance therewith. Debtor hereby ratifies, confirms and reaffirms all representations, warranties and covenants contained in the Loan Agreement.

Dated: July 15, 2024

VIRTUIX HOLDINGS INC.

By:
Name	Jan Goetgeluk
Title:	CEO

Acknowledgment and Consent of Subsidiaries

The undersigned, being the Subsidiary named in the foregoing Agreement, hereby accepts and consents to such Agreement, and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to the Senior Lenders and to pay its Obligations only in accordance therewith. Subsidiary hereby ratifies, confirms and reaffirms all representations, warranties and covenants contained in the Loan Agreement.

Dated: July 15, 2024

VIRTUIX INC.

By:
Name:	Jan Goetgeluk
Title:	CEO

VIRTUIX MANUFACTURING LIMITED

By:
Name:	Jan Goetgeluk
Title:	Director

VIRTUIX MANUFACTURING TAIWAN LTD.

By:
Name:	Jan Goetgeluk
Title:	Director

VIRTUIX ARABIA LLC

By:
Name:	Jan Goetgeluk
Title:	Manager